                                                                Exhibit 10.22(b)


UNITED STATES PATENT [19]                     [11] PATENT NUMBER:      5,597,945
JAYNES ET AL.                                 [45] DATE OF PATENT: JAN. 28, 1997
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[54] PLANTS GENETICALLY ENHANCED FOR DISEASE RESISTANCE

[75] Inventors:  JESSE M. JAYNES, Baton Rouge, La.; KENNETH S. DERRICK, Lake
     Alfred, Fla.

[73] Assignee:   BOARD OF SUPERVISORS OF LOUISIANA STATE UNIVERSITY AND
     AGRICULTURAL AND MECHANICAL COLLEGE, Baton Rouge, La.

[21] Appl. No.:  453,436

[22] Filed:      MAY 30, 1995

                         RELATED U.S. APPLICATION DATA

[63] Continuation of Ser. No. 152,933, Nov. 15, 1993, abandoned, which is a continuation of Ser. No. 994,085, Dec. 16, 1992, abandoned, which is a continuation of Ser. No. 817,950, Jan. 3, 1992, abandoned, which is a continuation of Ser. No. 646,449, Jan. 25, 1991, abandoned, which is a continuation of Ser. No. 115, 941, Nov. 2 1987, abandoned, which is a continuation-in-part of Ser. No. 889,225, Jul. 25, 1986, abandoned.

[51] Int. Cl.(6) ................. A01H 5/00; C12N 15/56; C12N 15/82; C12N 15/12

[52] U.S. Cl. .................. 800/205; 800/DIG. 14; 800/DIG. 29; 800/DIG. 31;
                             800/DIG. 36; 800/DIG. 40; 800/DIG. 42; 800/DIG. 43;
                             800/DIG. 46; 800/DIG. 55; 800/DIG. 56; 800/DIG. 57;
                                800/DIG. 58; 800/DIG. 61; 800/DIG. 62; 435/69.1;
                                 435/70.1; 435/172.3; 435/195; 435/206; 536/23.5

[58] FIELD OF SEARCH ...................... 435/69.1, 70.1, 435.172.3, 195, 206;
                                   800/205, DIG. 14, 29, 31, 36, 40, 42, 43, 46,
                                                         55-58, 61, 62; 536.23.5

[56]                            REFERENCES CITED

                             U.S. PATENT DOCUMENTS

     3,911,110    10/1975    Smirnoff ................................... 424/93
     4,109,018     8/1978    Thompson ................................... 426/62
     4,355,104    10/1982    Hultmark et al. ............................ 435/70
     4,520,016     5/1985    Hultmark et al. ............................ 514/12
     4,579,821     4/1986    Palmiter et al. ......................... 435/172.3
     4,643,988     2/1987    Segrest et al. ............................. 514/12
     4,704,362    11/1987    Itakura et al. ............................ 435/253
     4,784,861    11/1988    Gori ....................................... 426/74
     4,844,924     7/1989    Stanley ................................... 426/258
     4,962,028    10/1990    Bedbrook et al. ......................... 435/172.3

                            FOREIGN PATENT DOCUMENTS

       0043075     6/1982    Germany
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        145338     6/1985    United Kingdom
       0184288     6/1986    United Kingdom
    WO86/04356     7/1986    WIPO
    WO88/00976     2/1988    WIPO

                               OTHER PUBLICATIONS

Abel, Patricia, Science, "Delay of Disease Development in Transgenic Plants
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Anderson, Lucy, J. Cell Sci., "Protein Synthesis and Uptake by Isolated
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Andreau, D., et al., Proc. Natl. Acad. Sci., "Solid-Phase synthesis of Cecropin
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Andreu, D., et al., Biochemistry, "N-Terminal Analogues of Cecropin A:
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Barton, K. A., Science, "Prospectus in Plant Genetic Engineering", Feb. 1983,
219:671-676.

Beachy, R. Genetic Tech News, "Virus Genes Might Protect Plants From Disease",
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"Interaction of Membrane Modifying Peptide Antibiotics from Trichoderma viride
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9:551-558.

Boman, H. G., Ann. Rev. Microbiol., "Cell-Free Immunity in Insects", 1987 41:103-26.

Bowman, John E., American Potato Journal, "Resistance to Pseudomonas
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                         (List continued on next page.)

Primary Examiner - David T. Fox

[57]                                ABSTRACT

Plant transformants having an expressible heterologous gene for an antimicrobial agent for disease resistance and/or a protein high in limiting essential amino acid content for enhanced nutritional quality. Monocots, dicots and gymnosperms are genetically enhanced for disease resistance to express a lytic peptide such as cecropin, attacin or lysozyme, or an antiviral antisense micRNA. The nutritional quality of plants cultivated for food is enhanced by a gene expressing a protein containing 25-60 weight percent of methionine, lysine, tryptophan, threonine and isoleucine. Methods for obtaining such transformants, novel expressing vectors, novel proteins high in essential amino acids, and novel lytic peptides are also disclosed.

                          15 CLAIMS, 5 DRAWING SHEETS